Exhibit 99.2

Fast, firm power: gas first, nuclear next

Richard Taylor
Co-Founder, Chairman and CEO
ONE Nuclear Energy

StoneX Nuclear Innovation Summit
September 22, 2026



Disclaimer & Forward-Looking Statements

Disclaimer

This presentation (together with oral statements made in connection herewith, this "Presentation") and information, including financial information, contained herein are subject to change, are provided for informational purposes only and are provided to assist interested parties in making their own evaluation with respect to a potential investment in Hennessy Capital Investment Corp. VII (the "SPAC") and/or One Nuclear Energy LLC ("ONE Nuclear" or the "Company," and together with the SPAC "we," "our," or "us" in connection the proposed business combination and related transactions (the "Proposed Business Combination") pursuant to the Business Combination Agreement among the SPAC, ONE Nuclear, and Solis Merger Sub LLC (the "Business Combination Agreement"). By reviewing or reading this Presentation, you will be deemed to have acknowledged and agreed to the statements, obligations and restrictions set out below. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation is not intended to create any legal obligations on the part of the SPAC or the Company, and each of the SPAC, the Company, and their respective affiliates expressly disclaims any and all liability that may be based on any information or errors in this Presentation or any omissions from this Presentation.

No Offer or Solicitation

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom. The SPAC has filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 relating to the Proposed Business Combination (the "Registration Statement") that includes a preliminary proxy statement/prospectus.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Information in this Presentation

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will the SPAC or ONE Nuclear, or any of their respective subsidiaries, shareholders, members, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Some of the information contained herein has been obtained from third-party sources. Neither the SPAC or ONE Nuclear has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. References to third-parties in this Presentation do not imply endorsement or incorporation by reference. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with the SPAC, ONE Nuclear, or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all- inclusive or to contain all of the information that may be required to make a full analysis of the SPAC, ONE Nuclear, or the Proposed Business Combination. Recipients of this Presentation should each make their own evaluation of ONE Nuclear and the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation is based on the economic, regulatory, market and other conditions as in effect on the first date this Publication is distributed. It should be understood that subsequent developments may affect the information contained in this Presentation, which neither the Company, SPAC, nor any of their respective directors, officers, members, partners, employees, affiliates, agents, advisors or representatives is under an obligation to update, revise or affirm. Certain examples and case studies referenced in this Presentation relate to the Company and its team members. Any historical performance or prior transactions involving the Company or its personnel are not indicative of future results, which may vary significantly. References to trademarks, trade names, or service marks of other entities are for informational purposes only. These may appear without the ® or symbols for convenience, but such usage does not imply any affiliation with, or endorsement by, the respective trademark holders. The SPAC and its sponsor do not claim any rights to these marks and fully respect the intellectual property rights of their respective owners.

Disclaimer & Forward-Looking Statements (cont.)

Forward Looking Statements

This Presentation contains forward-looking statements, including but not limited to statements regarding our expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as "anticipate," "believe, "estimated", " "expect," "intend," "may," "plan," "project," "should," "will," and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, ONE Nuclear's management team's expectations concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic partnerships, estimated site economics and capital expenditures, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry. Forward-looking statements speak only as of the date of this Presentation and are based on our current beliefs and assumptions. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various factors, including but not limited to: (1) the potential termination of definitive agreements related to the Proposed Business Combination; (2) legal proceedings related to the transaction; (3) failure to obtain necessary shareholder approvals or financing; (4) changes in transaction structure due to regulatory or legal requirements; (5) the ability to meet listing standards; (6) disruption to the Company's operations; (7) failure to realize anticipated benefits from the Proposed Business Combination; (8) the Company's ability to develop and maintain key strategic relationships, including with Rolls-Royce Solutions America, Inc. ("Rolls-Royce SA"), MSB Global Services, LLC ("MSB") and its other local and regional developers, and enter into definitive agreements in connection therewith; (9) competition in the Company's industry; (10) transaction-related costs; (11) changes in laws or regulations; (12) adverse economic or competitive conditions; (13) the level of redemptions by SPAC shareholders in connection with the Proposed Business Combination; (14) the Company's ability to execute on its development sites and the commercial viability thereto; and (15) other risks and uncertainties detailed in this Presentation, as well as those described in the Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 6, 2026, and other filings with the SEC, including the Registration Statement. The foregoing list is not exhaustive, and there may be additional risks that neither the SPAC nor the Company presently know or that the SPAC and the Company currently believe are immaterial.

Use of Projections

This Presentation contains projected operational and financial information, including revenue, pipeline opportunities and capacity, individual site capacities, and site economics, including revenue, costs, profit, profit margin, EBITDA, EBITDA margin and cash flow with respect to ONE Nuclear. Such projected financial information constitutes forward-looking information, is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The projected financial information presented in this Presentation were developed exclusively for internal analysis and illustrative purposes. They were not prepared in accordance with Generally Accepted Accounting Principles (GAAP), the rules and regulations of the SEC, or the standards of the American Institute of Certified Public Accountants. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, market, regulatory, economic, competitive and other risks and uncertainties. Please refer to the "Forward-Looking Statements" disclaimer earlier in this Presentation and the "Risk Factors" section at the end for further context. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither the SPAC or ONE Nuclear intends to or undertakes any obligation to update or otherwise revise the projected financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projected financial information are no longer valid. Accordingly, they should not be viewed as "guidance" of any sort.

ONE Nuclear's Commercial Agreements are Non-Binding

This Presentation contains descriptions of certain non-exclusive, key business relationships of ONE Nuclear, including with Rolls-Royce SA, MSB and its other local and regional developers. These descriptions are based on the ONE Nuclear management team's discussions with such counterparties, the terms of certain existing non-binding collaboration agreements with such counterparties, and latest available information and estimates as of the date of this Presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties, which have not been completed as of the date of this Presentation. As a result, such descriptions of key business relationships of the Company, including with Rolls-Royce SA, MSB and its other local and regional developers, remain subject to change, and there can be no assurance that definitive agreements with such business partners will be executed or, if executed, that the terms of such definitive agreements will not vary materially from those described herein. In addition, unless and until a definitive agreement is entered into MSB or with ONE Nuclear's other local and regional developers, the Company has no rights to the sites. If the Company is unable to enter into a definitive agreement with MSB or with ONE Nuclear's other local and regional developers with respect to the sites, the Company expects to explore alternative locations and arrangements for the deployment of ONE Nuclear's business plan, though no assurances can be made such efforts will be successful.

Disclaimer & Forward-Looking Statements (cont.)

Participants in the Solicitation

The SPAC, ONE Nuclear and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from SPAC's stockholders in connection with the Proposed Business Combination. See the SPAC's annual report on Form 10-K filed with the SEC on March 6, 2026, for more information about the SPAC's directors and executive officers. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions.

Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, the SPAC has filed with the SEC the Registration Statement, which includes a preliminary prospectus with respect to the securities to be issued in connection with the Proposed Business Combination and a proxy statement to be distributed to holders of the SPAC's ordinary shares in connection with the SPAC's solicitation of proxies for the vote by the SPAC's shareholders with respect to the Proposed Business Combination and other matters to be described in the Registration Statement (the "Proxy Statement"). After the SEC declares the Registration Statement effective, the SPAC plans to file the definitive Proxy Statement with the SEC and to mail copies to shareholders of the SPAC as of a record date to be established for voting on the Proposed Business Combination. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that the SPAC may file with the SEC. Before making any investment or voting decision, investors and security holders of the SPAC and ONE Nuclear are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about ONE Nuclear, the SPAC and the Proposed Business Combination. The information in the Registration Statement may update and supersede the information presented in this Presentation. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by the SPAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the SPAC may be obtained free of charge from the SPAC's website at https://www.hennessycapitalgroup.com or by directing an email request to info@hennessycapitalgroup.com. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

ONE develops fast, firm power for AI: gas first, nuclear next

Executive summary: ONE develops, owns and operates power campuses beside the load, with a 10+ GW pipeline

10+ GW[3]
of identified projects across six states

3
lead development projects in three power markets: MISO, ERCOT, WECC

~5 GW
Louisiana platform (gas, storage, SMR) with site control

50+ GW
of power projects developed by ONE's team in prior roles



Washington
Iowa
Project Nexus, Texas
400MW Phase 1
Project Sunshine, New Mexico
~1 GW gas Phase 1
West Texas
Louisiana Portfolio
~5 GW gas, storage, SMR
Lead project with site control
Lead project
Pipeline project

Why ONE

1. **Speed to power**
   Power on the customer's timeline, not the grid's
2. **One accountable partner**
   ONE designs, builds, finances and operates the power campus
3. **Reliable by design**
   N+2 engines, batteries and power-quality control
4. **Scalable and bankable**
   100 MW to multi-GW, on 10- to 25-year PPAs
5. **Gas now, nuclear next**
   SMRs join the same campus when deployable

Why now: Datacenters ~12% of U.S. power by 2028[1]; 220 GW gas turbine backlog[2]
Team: +50 GW track record in power development
Partners: Rolls-Royce, Black & Veatch, QNI, global energy major
Next: ONEN listing, first PPAs, project financing

Note: Capacities are planned; no revenue or PPAs to date; Louisiana platform agreements are binding, other agreements non-binding. Sources: [1] LBNL (June 2026). [2] GE Vernova (Q2 2026). [3] ONE registers.

Leaders who have built energy platforms and listed companies

Six executives and four independent director nominees with development, utility and capital-markets depth

ONE nuclear



Richard Taylor
Co-Founder, Chairman and CEO

45 years experience

25 years at BP; former President of BP Brazil; delivered energy infra + gas & power projects + largest rural solar project. Co-founded KOKO

BP, KOKO Networks



Kevin Dowd
Co-Founder and COO

25 years

Operations, restructurings and legal affairs; co-founded Berkeley Square Group.

Berkeley Square



Robert Carilli
Co-Founder and CSO

30+ years

Finance and entrepreneurship in the U.S. and Brazil since the 1980s.

Merrill Lynch, Bankers Trust



Coen Weddepohl
Chief Investment Officer

Investing since 1998

Co-founded Schroders Greencoat's U.S. business; led environmental finance at Man.

Schroders Greencoat, Man



Ann Anthony
Chief Financial Officer

Public-company CFO

Took OPAL Fuels public by de-SPAC in 2022; has raised over $9B of capital

OPAL Fuels, Key Capture



Chris Hansmeyer
Chief Development Officer

2 to 38+ GW[1]

Grew Lightsource bp's Americas pipeline from 2 GW to 38+ GW in 28 states.

Lightsource bp, Abengoa

Independent board
Four of seven director nominees



Daniel J. Hennessy
Founder of Hennessy Capital; led seven acquisition vehicles



Kyle Crowley
$38B+[1] of closed transactions at Exelon



Darryl Willis
Microsoft energy CVP; 24 years at BP + 2 years at Google



Elizabeth S. Williams
Led $20B of investments at ABB; Audit Chair

Note: COO = chief operating officer; CSO = chief strategy officer; CVP = corporate vice president; de-SPAC = listing by merger with an acquisition company. Employers show career history, not partnerships. Directors are nominees until closing. Sources: [1] Form S-4/A of Hennessy Capital Investment Corp. VII (July 27, 2026).

Behind-the-meter is the fastest route to power: a ~$170bn market[1]

BTM plants deliver in 1 to 2 years compared with 3 to 8 years on the grid, and the build-out has barely begun

~85 GW[1]

of BTM generation by 2035 in the base case for the US economy

~$55bn

a year of power sales at maturity

~45%

a year growth from ~3 GW at end-2026

~2%[2]

of the ~90 GW announced is running today



Months to first power
Crusoe Abilene plant, 350 MW
13
Williams Socrates South, 200 MW
14
Meta Hyperion via Entergy plants
54
Median interconnection request to operation (LBNL)
60
Dominion, >100 MW loads (up to)
84
BTM, achieved
Grid or utility route



Capex, 2026 to 2035 ($bn)
$82bn
$169bn
$272bn
Low
Base
High

Sources: [1] ONE analysis. [2] Cleanview (June 2026).

Value accrues to whoever delivers firm power fast, under contract

Power is ~7% of AI data-center cost[1] but gates 100% of its revenue, so buyers pay for speed and certainty

ONE nuclear

Per GW of AI data center, per year ($bn)



Compute revenue (2025 contracts)
$11.6bn
Annualized total cost of ownership
$8.5bn
Power bill at $90/MWh
$0.67bn
Cost of a $30/MWh speed premium
$0.22bn

Margins across the AI value chain



Nvidia, gross margin
75%
Solaris power business, segment EBITDA
61%
Digital Realty, adjusted EBITDA
51%
Vistra, adjusted EBITDA (FY25)
33%
GE Vernova Power, segment EBITDA
19%

$85-90+/MWh

NRG's 1.2 GW hyperscaler deal; 12-15% IRR[2]; ~95% of cash flow from capacity payments

20 years

Chevron's 2.67 GW PPA with Microsoft[3] at "mid-teen" returns

$5.34bn[4]

for 49% of Williams' 2.6+ GW of BTM projects (Blackstone-led, July 2026)

~46%

ONE Nuclear EBITDA margin for illustrative 1 GW gas-engine campus at $90/MWh: 13% pre-tax IRR (6% if O&M is $35/MWh)

Note: Margins Q2 2026 (Vistra fiscal 2025). Sources: [1] Epoch AI (May 2026). [2] NRG (August 4, 2026). [3] Chevron (June 22, 2026). [4] Williams (July 13, 2026).

ONE targets first power 18 months after notice to proceed

Behind-the-meter campuses skip the interconnection queue; modular engines avoid the gas-turbine backlog

>5 years[1]

median wait from grid-connection request to operation

116 GW[2]

GE Vernova gas-turbine backlog and reservations; order book now reaching 2032 and beyond

<24 months

expected lead time for reciprocating engines, ONE's core technology

18 months[3]

ONE plan from notice to proceed to first power



Months to first power
Crusoe Abilene plant, 350 MW
13 mo
Williams Socrates South, 200 MW
14 mo
ONE Louisiana Phase 1 (plan)
18 mo
Average grid wait, primary markets (JLL)
48 mo
Meta Hyperion via Entergy plants
54 mo
Median interconnection request to operation (LBNL)
60 mo
Dominion, >100 MW loads (up to)
84 mo

Note: ONE figure is a plan from full notice to proceed to first power, not a track record. Sources: [1] LBNL Queued Up 2026. [2] GE Vernova (Jul 22, 2026). [3] ONE schedule (Sep 2026).

Reliability is engineered into every layer of the campus

Spare engines, fast storage and two independent distribution paths are designed to a 99.99%+ availability target

ONE nuclear

N+2[1]

spare generating units beyond peak need

Storage

batteries and power electronics

2N

independent distribution paths to every hall



running unit
spare unit
Battery storage
STATCOMs
Supercapacitors and flywheels
Path A
Path B
Data hall 1
Data hall 2
Data hall 3

Minutes to hours
Engines dispatch to demand; 2.5 MW units keep any single failure small

Milliseconds to seconds
Storage and power electronics ride through AI load swings and faults

Instant transfer
Each data hall is fed from two independent paths

99.99%+[1]

campus availability design target

Tier IV-equivalent, fault-tolerant design intent; not an Uptime Institute certification

Note: N+2 = two spare units beyond peak need; 2N = two independent paths; Tier IV-equivalent is design intent, not an Uptime Institute certification; 99.99%+ is a design target. Sources: [1] ONE Value Proposition (August 2026).

One integrated platform from site to power, owned long term

ONE secures the inputs, builds and runs the campus, and sells firm power under long-term contracts

ONE nuclear

What ONE secures

Site and permits
Land with gas access, water and room to grow

Fuel
Pipeline gas, with hedging through a global energy company

Equipment
Engines, storage and switchgear bought directly from OEMs

Capital
Public equity, project debt and contracted cash flows

ONE power campus

Developed, built, owned and operated by ONE

Gas engines — Now
Fast, modular power in 2.5 MW units[1]

Battery storage — Now
Stability for fast-changing AI loads

Small modular reactors — Later
Firm low-carbon baseload, added later

Who ONE serves, and how it earns

Hyperscale AI and cloud data centers
The anchor customers for each campus

Energy-intensive industry
Manufacturers, refineries, desalination

10 to 25 year PPAs[1]
Capacity and energy payments from investment-grade buyers

Grid services, later
Ancillary services once connected

Build-own-operate
ONE keeps and runs its assets for the long term; it is not a develop-and-flip model

Gas first, SMR-scalable
Gas engines and storage deliver power now; reactors are added as licensing matures

Technology-agnostic
Engines, storage and SMR designs from several vendors, chosen site by site

Note: Plans and targets are forward-looking. Sources: [1] Form S-4/A of Hennessy Capital Investment Corp. VII (July 27, 2026), "Information About ONE Nuclear".

Gas engines are the foundation: fast, modular, redundant

How the three gas technologies compare on what matters for an islanded AI campus

	Gas engines (RICE)	Aeroderivative turbines	Large-frame turbines
Unit size	2.5 to 19 MW	36 to 57 MW	384 to 453 MW (simple cycle)
Start to full output	45 seconds to 2 minutes[1]	About 5 minutes	10 to 30 minutes; about 27 minutes or more in combined cycle
Ramp rate	Over 100% of rating per minute (hot)	About 50 MW per minute	42 to 75 MW per minute (9% to 17%)
Full-load efficiency	40% to 45%	39% to 41%	43% to 44% simple cycle; 63% to 64% combined cycle
At half plant load	Above 40%: some units stop, the rest run at full load	About 30%	Minimum stable load about 40% to 50%
Spare for N+2 at 400 MW	1% to 13%	42%	223%
Water	Near zero (radiator cooling)	Low in simple cycle	About 750 L/MWh with wet cooling (combined cycle)
Equipment timing	About 2 years from order to delivery	Mobile units install in under 30 days	New orders deliver 2028 to 2030

Engines already carry behind-the-meter data-center power: a 2.3 GW Jenbacher order for one developer (October 2025)[2], 1.3 GW of Wärtsilä U.S. data-center orders (2025 to 2026) and a 4 GW Utah campus on Caterpillar engines (August 2025)[2].

Note: N+2 = load met with any two units out (ONE analysis, next slide); L/MWh = liters per megawatt-hour. Half-load and minimum-load figures are from Wärtsilä, an engine maker. Sources: [1] Rolls-Royce, Wärtsilä, GE Vernova, Mitsubishi Power and Siemens Energy data (accessed September 2026). [2] Utility Dive (2026).

Each technology does the job it does best

A multi-technology park combines them, so no requirement is traded against another

	Gas engines	Aeroderivative turbines	Large-frame turbines	Batteries	SMR	Grid connection
Power in about two years	●●●●	●●●○	●○○○	●●●○	○○○○	●○○○
Follow sub-second AI swings	●●○○	●●○○	●○○○	●●●●	○○○○	●●○○
Cover a unit trip (N+2)	●●●●	●●●○	●○○○	●●●●	●○○○	●●○○
Black start with no grid	●●●○	●●○○	●○○○	●●●●	○○○○	○○○○
Low fuel cost at steady load	●●○○	●○○○	●●●●	○○○○	●●●●	●●●○
Carbon-free baseload	○○○○	○○○○	○○○○	○○○○	●●●●	●●○○
Scale in small steps	●●●●	●●●○	●○○○	●●●●	●●○○	●○○○

Why a park, not a plant: a single-technology plant trades speed against efficiency, or reliability against carbon. ONE designs, owns and operates the whole stack under one power purchase agreement.

Note: ONE qualitative assessment (September 2026) drawn from the evidence on the preceding slides; four filled circles = strongest

Few developers offer every technology; ONE is one of them

Vendor-neutral nuclear plus gas and storage on one campus, under one contract, is what large-load customers ask for

Developer	Several reactor vendors	Gas power first	Storage and other	Owns and operates
ONE Nuclear Energy	✓	✓	✓	✓
Blue Energy	✓	✓	Not disclosed	✓
Fermi America	No: AP1000[2]	✓	✓	✓
Elementl Power	✓	✗	Not disclosed	✓
The Nuclear Company	✗ Westinghouse	✗	✗	✓
Reactor vendors (Oklo, X-energy, Kairos)	✗ own design	Via partner	✗	Some

Most nuclear developers are tied to one reactor design and offer no power until it is built.
ONE delivers gas power in ~two years[1] and adds the best-suited reactor when it is ready.

Why a data center cares

Power now, not in the 2030s
Gas power arrives years before any reactor.

No single-vendor risk
If one design slips, another takes its place.

The right reactor for the site
Units from 80 to 470 MWe, or large 1,100 MWe units, fit the load and the land.

Vendors compete
Price and delivery guarantees are tested against several suppliers.

One contract, firm and clean
Gas, storage and nuclear under one agreement, with a path to 24/7 carbon-free power.

Note: MWe = megawatts electric. Peer scan as of September 2026 from company releases and trade press; not exhaustive. Relationships with technology vendors and partners range from preliminary discussions to non-binding agreements; there is no assurance that definitive agreements will be executed (see Disclaimer). Sources: [1] Form S-4/A (July 2026). [2] Fermi America.

44 U.S. nuclear projects are moving, from restarts to new builds

Publicly announced projects with a disclosed site, by type, September 2026

ONE nuclear


Idaho National Lab: 8
ONE: Amberjack, LA
up to 1 GW SMR

Projects by type

Restarts	3
Large new builds	5
SMRs and advanced reactors	19
Demonstration and test	17
ONE Nuclear Energy	

Announced, site not yet named

U.S. government / Westinghouse: up to 10 AP1000s[1]

TVA / ENTRA1: 6 GW NuScale program

Meta / TerraPower: up to 8 Natrium units

Google: Elementl (3 sites), Kairos (500 MW)

NYPA: at least 1 GW in upstate New York

Talen / X-energy: Xe-100 plants in PJM

Note: locations approximate; demonstration includes test and research reactors under the DOE pilot program; military base microreactors, uprates and license renewals are excluded. Sources: [1] NRC, DOE and company releases.

Nuclear is the firm, clean baseload hyperscalers are buying

Hyperscalers have signed up for 16.6 GW of nuclear[1]; ONE adds SMRs to its campuses as they become deployable

>92%[3]

of hours at full power: U.S. nuclear capacity factor

80-470 MWe[2]

Up to 60-year design life, refueling every 18 months

2030[4]

first SMR in the G7 targeted to operate (Darlington, Canada)

400 GW[3]

U.S. nuclear goal for 2050, up from about 100 GW today

Nuclear capacity hyperscalers have committed to, 2024 to 2026 (GW, up to)


Meta: Vistra, Oklo, TerraPower
6.6 GW
Amazon: X-energy (by 2039)
5.0 GW
Amazon: Talen Susquehanna
1.92 GW
Meta: Constellation Clinton
1.12 GW
Microsoft: Constellation Crane
0.84 GW
Google: NextEra Duane Arnold
0.62 GW
Google: Kairos Power
0.5 GW

Note: Up-to capacities mixing existing plants, restarts and new reactors; total derived. Sources: [1] Meta, Talen, Constellation, Kairos releases. [2] Rolls-Royce SMR (February 2026). [3] DOE. [4] World Nuclear News.

AI demand, firm-power buyers and policy are reviving nuclear

Data-center load could triple by 2028[1], and hyperscalers have signed up for 16.6 GW of nuclear[2]

91%[3]

U.S. nuclear capacity factor in 2025, the highest of any source

~97 GW

U.S. fleet today, about 18% of U.S. generation

400 GW[4]

U.S. goal for 2050 (Executive Order 14300)

$110–115

per MWh: analyst estimate of the 20-year Crane restart PPA

U.S. data-center electricity use (TWh)



580
325
176
2023 actual
2028 low
2028 high

Hyperscaler nuclear commitments (GW, up to)



Meta (Vistra, TerraPower, Oklo)
6.6
Amazon / X-energy
5.0
Amazon / Talen
1.92
Meta / Clinton
1.12
Microsoft / Crane
0.84
Google / Duane Arnold
0.62
Google / Kairos
0.5

Note: TWh = terawatt-hours; PPA = power purchase agreement. Commitments are up-to capacities and mix existing plants, restarts and new reactors. The PPA price is an analyst estimate. Sources: [1] LBNL for DOE (December 2024). [2] company releases (2024 to 2026). [3] EIA (August 2026). [4] Executive Order 14300 (May 2025).

Why now: a policy, capital and buyer window that closes by 2036

Early movers lock in full tax credits, federal capital, scarce sites and the first long-term contracts

1 Faster licensing

An executive order caps NRC decisions at 18 months[1]. A new risk-informed rule (Part 53) took effect in April 2026, and the first commercial construction permit in ten years was issued in March 2026.

2 Tax credits, with a deadline

The ITC pays 30% of eligible cost, up to 50% with bonuses, and can be sold for cash. Full value needs construction to begin by the end of 2033[2]; it falls to 75%, 50%, then zero by 2036.

3 Federal capital is flowing

DOE has closed restart loans of $1.52 billion (Palisades), $1 billion (Crane) and $1.9 billion (Duane Arnold), and offered $17.5 billion for AP1000 long-lead equipment[3].

4 Buyers pay for firm, clean power

Hyperscalers have signed up for 16.6 GW of nuclear on 20- to 25-year contracts, at prices analysts put well above grid power.

5 The first sites win

Sites with land, water, grid, gas and local support are scarce. The first projects in each region set the contracts, the supply slots and the regulator relationships.

6 Build times fit the window

A first SMR takes five to six years from construction license to power (Darlington: license 2025, first unit 2030)[4], so a mid-2030s unit must start by about 2030.

For ONE: starting nuclear development now keeps a 2034 SMR inside the full-credit window, with the gas campus already paying for the site and licensing.

. Sources: [1] Executive Order 14300 (May 2025). [2] Public Law 119-21 (July 2025). [3] DOE (2024 to 2026). [4] OPG (2025).

Overruns are the key nuclear risk; ONE tackles them in four steps

Built from ONE's white papers on first-of-a-kind SMR risk, risk transfer and risk sharing

The track record

$14B to ~$35B[1]

Vogtle 3 and 4, seven years late

~$9B

spent on V.C. Summer before it was abandoned

$58 to $89[2]

per MWh: NuScale's first SMR price before cancellation

102.5%[3]

average nuclear overrun, 662 projects

Over half

of the 1970s-80s cost rise came from soft costs, not hardware (MIT)[4]

1 Identify	A risk register across technology, licensing, market, site, operations and financing, kept from day one. Design must be about 80% complete before first concrete, the step every overrun project skipped.
2 Quantify	Probabilistic cost and schedule modeling of each unit and of the fleet (P50 and P90 outcomes) sizes the contingency and each layer of cover before financial close.
3 Transfer	Layers of cover: the EPC contractor and vendor keep the first overrun through target-cost pain/gain sharing, warranties and bonds; insurers take the next layer; a cost-overrun facility places the tail with capital markets.
4 Mitigate	Build a fleet of one standard design with one EPC contractor; fund licensing from gas cash flow; and keep a federal-debt workout path (Vogtle precedent) so an overrun is financed, not fatal.

Sources: [1] AP (April 2024). [2] NuScale (January 2023). [3] Boston University (May 2025). [illegible] (November 2020).

The ITC absorbs up to half of every eligible overrun dollar

ONE's answers to the other key risks, and why an investment credit protects better than a production credit

Risk	How ONE addresses it
Licensing and schedule	Licensed or near-licensed designs only; early NRC engagement; site work done during the gas phase
Offtake and price	10 to 25 year capacity agreements with creditworthy buyers before commitment; fuel passed through
Cost of capital	ITC sold for cash; DOE loans; separate project companies so nuclear risk never touches gas debt
Fuel and supply chain	Low-enriched uranium designs preferred over HALEU; FEOC screening of every supplier
Tax-credit timing	Begin construction by 2033 under the physical-work test[2], so an overrun cannot void it
Community and politics	Years as a local employer and taxpayer before the reactor is proposed

Per $100 of budgeted eligible cost ($)



40
60
52
78
On budget
30% overrun
Owner's net cost
ITC at 40%

A $30 overrun costs the owner $18, not $30[1]: the credit grows with eligible cost. A production credit pays on output, so it gives no such cover.

Only ITC-eligible property counts, and the new nuclear "energy community" bonus applies to the production credit, not the ITC[1].

Note: ITC = investment tax credit (Section 48E); PTC = production tax credit; HALEU = high-assay low-enriched uranium; FEOC = foreign entity of concern. Illustrative only; not a forecast. The credit applies only to eligible cost; not tax advice. Sources: [1] 26 U.S.C. 48E, 45Y and 6418. [2] IRS Notices 2025-42 and 2026-15.

Gas first makes the nuclear phase cheaper, safer and optional

The gas campus secures the site, earns revenue and builds local trust while the reactor choice stays open

Phase 1 | 2025 to 2028
Site control; gas and nuclear site studies

Phase 2 | 2028 to 2034
Gas campus online: revenue and customers

Phase 3 | 2034 onward
SMRs on the same site; gas moves to backup

1 Land and site first

The gas phase secures the land and builds the gas line, water, switchyard, roads and security the reactor will reuse. DOE puts the saving from reused infrastructure at 15% to 35% of construction cost[1].

2 Revenue first

The gas campus earns contracted revenue from 2028[2]. That cash funds licensing and site studies and closes the "cash valley" that sinks nuclear-only developers.

3 Option to develop nuclear

The decision to develop nuclear can be taken early or when ONE has been a local employer, taxpayer and neighbor for years, with a record regulators and communities can see.

4 Reactor choice open

ONE has the option to select the nuclear SMR vendor or after the first units report real cost and schedule, and after site studies are done. A technology-neutral site permit keeps options open, and vendors compete on price.

The result: each step retires a nuclear risk before the capital to build the reactor is committed. If a site never suits a reactor, it still earns its return as a gas campus.

Note: SThe 15% to 35% saving is a DOE estimate for reused coal-plant sites, cited as an analog. Relationships with technology vendors and partners range from preliminary discussions to non-binding agreements; there is no assurance that definitive agreements will be executed (see Disclaimer). Sources: [1] DOE and INL (September 2022). [2] Form S-4/A (July 2026).

Six reasons ONE is positioned to power the AI build-out

Investment highlights

ONE nuclear

1

Demand that outruns the grid

Data centers reach about 12% of U.S. electricity by 2030[1], while a grid connection runs from about three years in ERCOT to about eight in PJM[4].

2

Speed to power

Behind-the-meter gas campuses energize data centers on the customer's schedule, not the queue's.

3

Pipeline with site control

A 5 GW Louisiana platform[2] leads a multi-GW pipeline across six states.

4

Gas now, nuclear next

Early cash flow from gas engines; SMR options on the same platform as licensing matures.

5

Bankable partners

A global oil and gas major for gas, offtake and PPA credit; Rolls-Royce and other SMR and engine OEMs.

6

Team and capital access

A team that has developed more than 50 GW[3], with public-market access after listing as ONEN.

Note: BTM = behind-the-meter; SMR = small modular reactor; PPA = power purchase agreement. Agreements are non-binding (see Disclaimer). Sources: [1] LBNL, 2025 Update (June 2026). [2] ONE press releases (August to September 2026). [3] ONE Value Proposition (August 2026). [4] Lawrence Berkeley National Laboratory, Queued Up: 2026 Edition (June 2026).

ONE nuclear

Thank you

Richard Taylor
Co-Founder, Chairman and CEO
ONE Nuclear Energy

StoneX Nuclear Innovation Summit
September 22, 2026



Appendix

Risk Factors

No Operating History

1. The Company is an early-stage company in an emerging market with an unproven business model, access to a new and unproven technology model and no operating history or historical revenue, and the Company faces execution risk across all major components of its business, which makes it difficult to evaluate its current business and prospects and may increase the risk of your investment.

2. The Company has not constructed any facilities, entered into binding agreements to secure access to or purchase any gas or nuclear generators or entered into any binding contract with any customers and there is no guarantee that the Company will be able to do so in the future. This limited commercial operating history makes it difficult to evaluate the Company's prospects and the risks and challenges the Company may encounter.

3. The Company has not yet acquired definitive rights to any land, produced an energy park, installed any SMR or other electricity generation systems or sold any power to customers, which makes evaluating the Company's business and future prospects difficult and increases the risk of investment.

4. The Company does not have a history of generating operating profits. The Company may be less successful in implementing its business strategy than a more seasoned company. Accordingly, it may experience significant fluctuations in its operating results and rate of growth.

Reliance on Contracts

1. The Company has not yet entered into definitive agreements with its strategic relationships, including Rolls-Royce SMR, Rolls-Royce SA, MSB and its other local and regional developers may not be able to enter into such agreements on terms as favorable as expected or at all.

2. The Company's strategy relies heavily on its commercial agreements with its strategic relationships, including Rolls-Royce SMR, Rolls-Royce SA, MSB and its other local and regional developers who may have interests that diverge from the Company's and who may not be easily replaced if such relationships terminate or deteriorate, which would have a material adverse effect on the Company's business and prospects.

3. The Company has incurred losses and has not generated any revenue since its inception. It anticipates that it will continue to incur losses and will not generate revenue for the foreseeable future.

4. The Company's business plan involves contracting with the government and government-affiliated entities, and any changes or delays to contracting procedures, rules and regulations could lengthen the Company's timeframes to construct and operate its plants, which could materially and adversely affect the Company's business.

5. The Company may enter into definitive agreements that give commercial partners full or partial control over offtake, grid and site that leave the Company with a weaker contract position and the Company may be forced to accept pricing, revenue-sharing or offtake terms that are less favorable.

6. The Company may not enter into definitive leases with MSB and its other local and regional developers or other prospective partners.

7. The Company's MOUs and LOIs are nonbinding and there is no assurance that definitive binding agreements can be entered into with the relevant counterparties or what that the terms of such definitive agreements will be on substantially similar terms as the relevant MOUs or LOIs

Management & Governance

1. The Company is highly dependent on its senior management team and other highly skilled personnel, and if it is not successful in attracting or retaining highly qualified personnel, it may not be able to successfully implement its business strategy.

2. The Company's management team has limited experience in operating a public company.

Public Company & Investor Protection

1. As a result of becoming a public company, the Company will be obligated to develop and maintain proper and effective internal controls over financial reporting in order to comply with Section 404 of the Sarbanes-Oxley Act. The Company may not complete its analysis of its internal controls over financial reporting in a timely manner, or these internal controls may not be determined to be effective, which may adversely affect investor confidence in the Company and, as a result, the value of the Company's ordinary shares.

2. The JOBS Act will allow the Company to postpone the date by which it must comply with certain laws and regulations intended to protect investors and to reduce the amount of information the Company provides in its reports filed with the SEC. The Company cannot be certain if this reduced disclosure will make its ordinary shares less attractive to investors.

Risk Factors (cont.)

3. The requirements of being a public company may strain the Company's resources and distract its management, which could make it difficult to manage the business, particularly after the Company is no longer an "emerging growth company."

Corporate Governance & Shareholder Rights

1. If any legitimate cause of action arose which was successfully prosecuted against the Company, it could have a material adverse effect on the Company's business, financial condition and results of operations. In addition, settlement of claims by the Company could adversely affect the Company's financial condition and results of operations.
2. The Company may enter into related-party transactions that could pose conflicts of interest or governance scrutiny.

Market & Trading

1. If there are substantial redemptions, there will be a lower float of the Company's common stock outstanding, which may cause further volatility in the price of the Company's securities and adversely impact the Company's ability to secure financing following the closing of the Business Combination.
2. Securities of companies formed through SPAC mergers such as the proposed transaction may experience a material decline in price relative to the share price of the SPAC prior to the merger.
3. The valuation of the Company in the Business Combination Agreement will be subject to market factors after the shares of the resulting issuer are listed on the NASDAQ stock exchange, and there is no guarantee that the trading price of the shares will not fall.
4. An active, liquid trading market for the Company's common stock may not develop, which may limit your ability to sell your shares.
5. A significant portion of the Company's total outstanding ordinary shares are restricted from immediate trading but may be traded within the market in the near future. This could cause the market price of the Company's ordinary shares to drop significantly.
6. If securities or industry analysts do not publish research or reports about the Company's business, if they publish unfavorable research or reports, or adversely change their recommendations regarding the Company's common stock or if its results of operations do not meet their expectations, the Company's stock price and trading volume could decline.
7. The Company has broad discretion to use the proceeds from the proposed transaction, and its investment of those proceeds may not yield a favorable return.
8. The Company could be subject to securities class action litigation.

Execution & Development

1. The Company has not yet delivered its power solutions to customers, and any setbacks it may experience during its first commercial development could have a material adverse effect on its business, financial condition and results of operation, and could harm the Company's reputation.
2. If the Company fails to manage growth effectively, the Company may be unable to execute the business plan which could have a material adverse effect on business prospects, financial condition, results of operations and cash flows.
3. The amount of time and funding needed to select sites and bring SMR and early gas technology to market may greatly exceed the Company's projections.
4. The amount of time and funding needed to bring the Company's sites to market at scale may significantly exceed its expectations. Any material change to the Company's assumptions or expectations with respect to the Company's timeline and funding needs, or any material overruns or other unexpected increase in costs or delays, which may have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows and could harm the Company's reputation.
5. Operating a nuclear power plant in a remote environment or in an industrial application has additional risks and costs compared to conventional electric power and heat applications. Such deployments may require additional costs including costs associated with the licensing process, configuration control of the plant, minimum operating staff, training, security infrastructure, radiation protection, government reporting and nuclear insurance, all of which may be cost prohibitive or reduce the competitiveness of technology.
6. If the Company's gas and SMR generation sites do perform as expected, external factors such as grid connectivity issues may affect their output. Unplanned outages or prolonged downtime for maintenance and repair typically increase operation and maintenance expenses and reduce revenues.
7. The Company's business as an indirect vendor of SMR technology is exposed directly or indirectly to the risks inherent in the development, construction and operation of nuclear reactors, such as failure to achieve development milestones, breakdowns, manufacturing defects, natural disasters, terrorist attacks, theft and sabotage. Insurance will not be available for all such risks, or the premiums may be commercially prohibitive for SMR owners and operators.

Risk Factors (cont.)

8. The Company faces significant risk associated with interconnecting and operating behind-the-meter energy infrastructure at scale.

9. The Company's multi-energy generation strategy requires multi-year planning and access to specialized equipment.

10. The scale of infrastructure planned at the Company's proposed sites will require extensive permitting, interconnection and third-party coordination.

11. SMR and early gas generation deployment is subject to permitting, environmental and production risks, in addition to execution risks.

12. The Company's unit economics are subject to significant risks, assumptions, estimates and uncertainties. As a result, the Company's actual revenues, timing for achieving business milestones, expenses, capital expenditures, profitability and cash flows may differ materially from its expectations.

Liquidity, Capital, and Financing

1. The Company's business plans will require it to raise substantial additional amounts of capital to support its operations and implementation of its growth plans. Future capital needs will require the Company to sell additional equity or debt securities that would dilute or subordinate the rights of the common stockholders. Any such funding and the associated terms will be highly dependent upon market conditions and the progress of the Company's business at the time the Company seeks funding. In addition, the Company may be unable to secure government grants as part of its funding strategy.

2. If there are significant redemptions in connection with the proposed Business Combination, the Company may need to make significant adjustments to the business plan or seek additional capital.

3. The Company's business plan includes the use of investment tax credits, production tax credits or other forms of government funding to finance the Company's developments, and there is no guarantee that the Company's projects will qualify for these credits or that government funding will be available in the future.

4. Unexpected increases in the Company's cost structure, many of which are beyond the control of the Company, could materially and adversely impact its financial performance. Examples of such costs include, but are not limited to: the cost of maintenance or the cost and durability of components for the Company's acquired gas or SMR generators, unexpected increases in the cost of procuring materials and services required for gas or SMR generator maintenance activities, including the disposal of nuclear waste materials, and unexpected replacement or repair costs associated with equipment underperformance or lower-than-anticipated durability.

5. Adverse macroeconomic conditions could impair the Company's ability to raise capital or complete development phases.

6. The Company may be subject to credit risks.

7. Interest rate fluctuations may increase the Company's cost of capital and reduce profitability.

8. Cost overruns and inflationary pressures could materially increase development and operating costs and impact the Company's capital budget and profitability.

Third-Party & Workforce Dependencies

1. The Company has not sought nor received third-party cost estimates at this time but expect to do so in the future. Such third-party cost estimates may be significantly higher than the Company's current estimates, which may affect the Company's ability to finance its energy parks and its expectations with respect to the Company's business plan and future profitability.

2. The Company has not trained operators for gas or SMR generators to date. Commercial deployment will require the development and completion of appropriate training. If such training is more difficult, requires greater time or is met with market resistance, the Company's operations, market position and financial results could be adversely impacted.

3. The Company will be dependent on third-party manufacturing and supply chain relationships to build and operate its facilities. The Company's reliance on third parties and suppliers involves certain risks that may result in increased costs, delays and loss of revenue.

4. The Company depends on third-party vendors, contractors and consultants to support its business.

5. The Company's business operations rely heavily on securing agreements with suppliers for essential materials, equipment and components which will be used to construct the energy parks that the Company intends to develop.

6. Gas and SMR generator execution depends on specialized vendors, whose failure or delay could materially impact the Company's business.

Risk Factors (cont.)

Supply Chain & Construction

1. The Company may experience a disproportionately larger impact from inflation and rising costs. Although the impact of material cost, labor or other inflationary or economically driven factors will impact the entire nuclear and energy transition industry (including renewable sources of electricity, like solar and wind), the relative impact will not be the same across the industry, and the particular effects within the industry will depend on a number of factors, including material use, technology, design, structure of supply agreements, project management and other factors, which could result in significant changes to the competitiveness of the Company's suppliers' technology and ability to sell its technology to the Company, which could have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows.

2. The Company may face significant construction delays and global supply chain disruptions that could materially impact project timelines and costs.

3. The Company's SMR and early gas technologies may require certain materials and components which are only produced in limited quantity and may be predominantly produced outside of the U.S. Cultivating supply chain manufacturing capacity for key materials and components depends on supply chain partners and may require cooperation from the U.S. or other governments and may result in shortages and delays if not accomplished within assumed timelines or costs.

4. The Company's cost estimates are highly sensitive to broader economic factors, and the Company's ability to control or manage costs may be limited. Capital and operating costs for the deployment of SMR and early gas technology are difficult to project, inherently variable and are subject to significant change based on a variety of factors including site specific factors, customer off-take requirements, regulatory oversight, operating agreements, supply chain availability, supply chain availability effects on performance, inflation and other factors.

5. Large nuclear projects in the U.S. have a history of cost overruns and despite legally enforced burden sharing, disputes and cancellations have occurred.

Market & Technology Evolution

1. The data center and energy markets are highly competitive and rapidly evolving.

2. The market for SMRs generating nuclear power is not yet established and may not achieve the growth potential the Company expects or may grow more slowly than expected and may be superseded or rendered obsolete by new technology or the novel application of existing technology.

3. Any delays in the development and manufacture of SMRs and related technology may adversely impact the Company's business and financial condition.

4. Successful commercialization of new, or further enhancements to existing, alternative carbon-free energy generation technologies, such as adding carbon capture and sequestration/storage mechanisms to fossil fuel power plants, wind, solar or fusion, may prove to be more cost effective or appealing to the global energy markets and therefore may adversely affect the market demand for, and the Company's ability to, successfully commercialize gas or SMR generation technology.

5. Technical development of the SMR technology is in process and could be delayed due to the unavailability of technical personnel and unanticipated adverse experimental results related to aspects of the SMR technology.

6. There is limited precedent for independent developer construction and operation, or use of power purchase agreements, other behind-the-meter or off-grid business models relating to deployment of SMR generators.

7. Competition from existing or new competitors or technologies could cause the Company to experience downward pressure on prices, fewer customer orders, reduced margins, increased costs, the inability to take advantage of new business opportunities and the loss of market share.

8. The cost of electricity and heat generated from the SMR and early gas technology may not be cost competitive with electricity and/or heat generated from other sources, and there is no guarantee that the Company will be able to charge a premium relative to other energy sources, which could materially and adversely affect the Company's business prospects, financial condition, results of operations and cash flows.

9. Offtakes will likely agree on pricing within the current market range, given high nuclear demand and, as a result, the Company may face setbacks in its commercial strategy and may have to revise terms with offtakers.

10. The Company may compete with other vendors and operators of SMR reactors, as well as vendors of conventional reactors, which may have greater financial resources and therefore have the ability to sustain development and operations through market downturns and other adverse economic conditions. Such other vendors and operators may also have other resources for new product development, which could provide such other vendors with a competitive advantage.

11. Technological advances or disruptive innovations, specifically advancements in AI, may outpace the Company's development cycle, and it is exposed to technology obsolescence across all major asset classes.

Risk Factors (cont.)

Cybersecurity / Systems

1. Terrorist attacks, cyberattacks and threats may compromise the integrity of the Company's hybrid grid systems and could have a material adverse effect on its business, financial condition and results of operations.

2. The Company's use of technologies and systems that use AI or other cutting edge technologies, given the dynamic state of such technologies, may cause inadvertent or unexpected impacts that may introduce new operational, legal and regulatory risks that could adversely affect the Company's business, financial condition or results of operations.

Regulatory Compliance & Government Oversight

1. The technology the Company plans to utilize requires regulatory approvals, and policies around the handling and use of radioactive materials that affect regulatory requirements, processes and the ability to regulate these technologies may change and make regulatory approvals not attainable, adversely affecting the Company's business.

2. The operations of the Company's planned energy parks will be highly regulated by the U.S. federal and state-level governmental authorities, including the U.S. Nuclear Regulatory Commission ("NRC") and regulatory bodies in other jurisdictions in which the Company may establish operations. The Company's operations and business plans could be significantly impacted by changes in government policies and priorities.

3. The Company may not obtain timely or successful regulatory approvals for nuclear development, which would materially impair the Company's business model.

4. The Company's operations involve the use, transportation and disposal of toxic, hazardous and/or radioactive materials and could result in liability without regard to fault or negligence.

5. Decommissioning costs and unresolved spent nuclear fuel storage and disposal policy issues, as well as current U.S. policy related to storage and disposal of used fuel from the Company's power plants, and/or negative customer perception of risks relating to these policies could have a significant negative impact on the Company's business prospects, financial condition, results of operations, and cash flows.

6. The Company must obtain governmental licenses to possess and use radioactive materials, including isotopes of uranium, in its energy park operations. Failure to obtain or maintain, or delays in obtaining, such licenses could impact the Company's ability to generate electricity and/or heat for its customers and have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows.

7. Prospective future customers may also require that the Company comply with their own unique requirements relating to their compliance with policies, priorities, regulations, controls and mandates, including provision of data and related assurance for environmental, social and governance related standards or goals.

8. The Company could incur substantial costs as a result of required compliance with or violations of environmental laws and regulations.

9. Changes in tax laws could adversely affect the Company's business prospects and financial results.

10. The U.S. government's budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget or appropriations process for any government fiscal year could have an adverse impact on the Company's business prospects, financial condition, results of operations and cash flows.

11. Uncertain global macro-economic and political conditions could materially adversely affect the Company's business prospects, financial condition, results of operations and cash flows.

12. The uncertainty of future regulatory actions required for commercial use of SMR and early gas technology make it difficult to accurately forecast the level or source of the Company's future revenues, when they may arise, and rates of growth.

13. The Company and its prospective customers must comply with applicable legislation and regulations, in particular those concerning environmental protection, employee protection, public health and nuclear safety. The Company may be subject to sanctions, including administrative sanctions, in the event of an incident or lack of compliance, and the rigor of applicable legislation and regulation may increase over time which could lead to delays, additional costs or difficulties in market entry

14. Changes in U.S. trade policy, including the imposition of tariffs and the resulting consequences, may have a material adverse impact on the Company's business and results of operations.

15. Shifts in federal, state or local policy may affect permitting, taxation or infrastructure incentives.

Environmental & Physical Site

1. The Company may face physical site risks, including severe weather events, environmental conditions or other disasters which could result in an interruption of the Company's operations, a delay in the completion of its sites, higher construction costs and the deferral of the dates on which it could receive revenue, all of which could adversely affect the Company.

Risk Factors (cont.)

2. Any failure of the Company's physical infrastructure, or acts of theft or vandalism to its physical infrastructure, could lead to significant costs and disruptions that could reduce the Company's revenue and harm its business reputation and financial results.

3. The Company's construction and delivery timeline estimates for its facilities and other equipment may increase due to a number of factors, including the degree of pre-fabrication, standardization, on-site construction, long-lead procurement, contractor performance, facility pre-operational and startup testing, demand for repairs and other site-specific considerations.

4. The Company may not be able to obtain sufficient water resources for its planned operations, which could materially impair its operations or impact the Company's ability to expand its operations.

Market Demand & Public Perception

1. Federal budget delays, federal debt ceiling limitations or reductions in government spending could adversely impact government spending for the products and services the Company provides.

2. The cost of electricity generated from natural gas or nuclear sources may not be cost competitive with other electricity generation sources in some markets, which could materially and adversely affect the Company's business.

3. The Company will operate in a politically sensitive environment, and the public perception of natural gas or nuclear energy generation can affect the Company and its target customers.

4. Accidents involving nuclear power facilities, including but not limited to events similar to the Three Mile Island, Chernobyl and Fukushima Daiichi nuclear accidents or terrorist acts or other high profile events involving radioactive materials could materially and adversely affect the Company's customers and the markets in which it operates and increase regulatory requirements and costs that could materially and adversely affect the Company's business and prospects.

5. Power purchase agreements are a key component to the Company's anticipated business model for sales of power, and customers may be able to void all or part of these contracts under certain circumstances. The Company may need to find substitute customer power and/or heat offtake, or may need to cancel licensing work related to particular customers and sites as a result of changes in customer demand or contracts with customers.

6. Power purchase agreements may include penalties for not delivering sufficient electric and/or heat energy on schedule, which may result in liabilities and reductions in cash flow.

7. Reduction in energy demand or changes in climate-related policies may change market conditions, reducing the Company's competitiveness and affecting company performance.

8. The Company may be subject to opposition from environmental groups, litigation or reputational campaigns, which could delay permitting or reduce site flexibility.

Risks Related to the SPAC and the Business Combination Agreement

1. Hennessy Capital Partners VII LLC (the "Sponsor"), officers and directors of the SPAC (the "SPAC Board") have agreed to vote in favor of the Proposed Business Combination, regardless of how the SPAC's public shareholders vote.

2. The Sponsor, certain members of the SPAC Board, certain officers of the SPAC have interests in the Proposed Business Combination that are different from or are in addition to public shareholders, which may include direct or indirect ownership of the SPAC's founder shares and/or private placement units, each of which will lose their value if a business combination is not consummated.

3. The Sponsor, officers and the SPAC Board have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Proposed Business Combination proposal and approval of the other proposals in connection therewith.

4. The SPAC's shareholders will experience dilution as a consequence of the Proposed Business Combination.

5. Sponsor, the SPAC Board, officers, advisors and their affiliates may elect to purchase shares or rights from public shareholders of the SPAC, which may influence the vote on the Proposed Business Combination and reduce the public "float" of the SPAC Class A Ordinary Shares.

6. There is no certainty that the closing conditions to the Proposed Business Combination are satisfied, and the SPAC and/or the Company may waive one or more of the closing conditions to the Proposed Business Combination.

7. The Business Combination Agreement may be terminated upon the occurrence of certain events and circumstances.

Glossary of terms

AI = artificial intelligence
SMR = small modular reactor
PPA = power purchase agreement
LOI = letter of intent
MISO, ERCOT, WECC = grid regions
N+2 = two spare units
CEO, CDO, CFO = chief executive, development, financial officer
HVII = Hennessy Capital Investment Corp. VII
LBNL = Lawrence Berkeley National Laboratory
BTM = behind-the-meter
TAM = total addressable market
TCO = total cost of ownership
IRR = internal rate of return
STATCOM = static synchronous compensator
OEM = original equipment manufacturer
RICE = reciprocating internal combustion engine
NRC = Nuclear Regulatory Commission
ITC = investment tax credit (Section 48E)
DOE = Department of Energy
EPC = engineering, procurement and construction
P50 and P90 = median and 90th-percentile outcomes
ITC = investment tax credit (Section 48E)
PTC = production tax credit
HALEU = high-assay low-enriched uranium
FEOC = foreign entity of concern